UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
SCHEDULE 14A INFORMATION
____________________________
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12
WEAVE COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)
_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Customer Email
From: [CSM, Onboarder, AE, Etc.]
To: [Customer]
Date/Time: August 18, 2026
Subject: Important news about Weave

Dear [Customer Name],
This morning, we announced that Weave has entered into a definitive agreement to be acquired by Francisco Partners, a leading global investment firm that specializes in partnering with technology and technology-enabled businesses, with deep experience in healthcare software. You can read the full announcement here. This is a positive step for Weave, and for you.
Your support team, your account contact, and the integrations you rely on all stay the same. Until the transaction closes, which we expect in the fourth quarter of 2026, Weave remains an independent company operating as usual, and nothing changes in how we serve you day-to-day.
We aren't changing our focus or who we are. Over 40,000 locations trust Weave to handle their patient interactions every day, and we do not take that lightly. What this does change is our ability to invest in what we build for you. Francisco Partners chose Weave because of the work we do for practices like yours, and this partnership gives us more resources to keep building:
•An AI-powered teammate that helps you and your team do what you do best—deliver practice growth and world-class patient experiences—without the distraction of administrative tasks and manual workflows.
•Payment tools that get you paid faster and stop revenue leakage.
•The authorized integrations that keep your practice management system in sync with your patient communications.
Ultimately, we are confident that this will make us an even strong partner to you. We will keep you informed as the transaction process moves forward but should you have questions in the meantime, please reach out to me directly.
Thank you for your continued trust in Weave.
[Your Name]
[Your Title]
Weave

Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed acquisition of Weave Communications, Inc. (“Weave”) by affiliates of Francisco Partners (the “Merger”), the expected timetable for completing the Merger, the expected benefits of the Merger, and other statements regarding Weave’s future expectations, beliefs, plans, objectives, financial condition, assumptions, or future events or performance that are not historical facts. Forward-looking statements may be identified by words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “seek,” “should,” “strategy,” “target,” “will,” or the negative of these terms or other similar expressions.
These forward-looking statements are based on management’s current beliefs and on assumptions made by, and information currently available to, Weave, all of which are subject to change, and are not guarantees of future performance. Actual results may differ materially due to known and unknown risks and uncertainties, including: the risk that the Merger may not be completed in a timely manner or at all; the failure to obtain the required vote of Weave’s stockholders; the failure to satisfy or waive any of the conditions to closing, including receipt of required regulatory approvals, or the receipt of such approvals subject to conditions that are not anticipated; the occurrence of any event, change, or circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring a party to pay a termination fee; the effect of the announcement or pendency of the Merger on Weave’s business relationships, operating results, and business generally; risks that the Merger disrupts Weave’s current plans and operations; restrictions imposed on Weave’s business during the pendency of the Merger, including restrictions that may impact Weave’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s attention from ongoing business operations; unexpected costs, charges, or expenses resulting from the Merger; potential litigation relating to the Merger; the risk that the Merger and its announcement could have an adverse effect on Weave’s ability to retain and hire key personnel, retain customers, and maintain relationships with business partners, suppliers, and customers; the risk that any announcements relating to the Merger could have an adverse effect on the market price of Weave’s common stock; and the risks described under the heading “Risk Factors” in Weave’s Annual Report on Form 10-K for the year ended December 31, 2025 and in Weave’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”), available on the SEC Filings section of the Investor Relations page of Weave’s website at investors.getweave.com.
No list or discussion of risks or uncertainties should be considered a complete statement of all potential risks and uncertainties. Forward-looking statements speak only as of the date of this communication, and Weave undertakes no obligation to update or supplement any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.
Additional Information and Where to Find It
This communication is being made in respect of the proposed merger involving Weave Communications, Inc. and affiliates of Francisco Partners. In connection with the proposed merger, Weave will file with the SEC relevant materials, including a proxy statement (the “Proxy Statement”) relating to a special meeting of Weave’s stockholders to be held in connection with the proposed merger, the definitive version of which will be sent or provided to Weave’s stockholders. Weave may also file other documents with the SEC regarding the proposed merger. This document is not a substitute for the Proxy Statement or any other document which Weave may file with the SEC or send to its stockholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, PARTIES TO THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when available) and other documents that are or will be filed with the SEC through the website maintained by the SEC at www.sec.gov, Weave’s investor relations website at investors.getweave.com or by contacting Weave’s Investor Relations department by email at ir@getweave.com or by telephone at (801) 656-8231.

Participants in the Solicitation
Weave and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the special meeting of stockholders. Information regarding Weave’s directors and executive officers is available in Weave’s definitive proxy statement filed with the SEC on April 28, 2026, in connection with its 2026 annual meeting of stockholders, under the sections titled “Proposal One: Election of Directors,” “Executive Compensation,” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent the security holdings of Weave’s directors and executive officers have changed since the amounts described in such proxy statement, such changes have been reflected in Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, including the interests of Weave’s directors and executive officers, will be contained in the definitive proxy statement related to the proposed merger and other relevant materials to be filed or furnished with the SEC when they become available.
No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.